UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event report):  January 25, 2006


                            AMS HEALTH SCIENCES, INC.
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             (Exact name of registrant as specified in its charter)


    OKLAHOMA                        001-13343                  73-1323256
----------------                ----------------             ---------------
(State or other                 (Commission File             (IRS Employer
 jurisdiction of                     Number)                 Identification
 incorporation)                                                 Number)


                   711 NE 39th Street, Oklahoma City, OK   73105
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (405) 842-0131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Information to be Included in the Report

ITEM 5.02. Appointment of Principal Officer.

On January 25, 2006, the Board of Directors of AMS Health Sciences, Inc. appointed Jerry W. Grizzle, 52, as President of the Company. Mr. Grizzle has served as President/CEO of Orbit Finer Foods, Skolniks, and, most recently, CD Warehouse. Mr. Grizzle resigned from CD Warehouse on October 31, 2001 to resume active duty after the September 11, 2001 attacks. From that time through his retirement from the military in 2005, Mr. Grizzle served as the Commander of Joint Task Force Civil Support.

The Company and Mr. Grizzle have not yet finalized a definitive Employment Agreement but have agreed to certain of the material terms of Mr. Grizzle's employment. Mr. Grizzle will serve as the President of the Company for an initial term of two years, followed by two successive one-year terms unless either party elects not to renew the Agreement. Mr. Grizzle's base salary is $200,000 per year. Mr. Grizzle's base salary will be paid $150,000 for the first year and $250,000 for the second year of this initial term. Additionally, Mr. Grizzle will be eligible to receive certain performance-based incentive bonuses. The Company and Mr. Grizzle are still negotiating the vesting terms of any stock options he would receive in connection with his employment with the Company. In the event the Company terminates Mr. Grizzle without cause, he will receive certain severance pay based upon his length of employment with the Company.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

99.1     Press release dated January 30, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      AMS HEALTH SCIENCES, INC.

                                       /s/ John W. Hail
                                      By:  John W. Hail
                                           Chief Executive Officer

Date:  January 31, 2006

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                                  EXHIBIT INDEX

Exhibit
  No.           Description                  Method of Filing
-------         -----------                  ----------------

99.1  Press release dated January 30, 2006   Filed herewith electronically